Exhibit 10.1

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

This PIGGYBBACK REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of December 22, 2008, by and among Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”) and George Heenan, Thomas Gilliam and Michael Evers, as trustees of The Bruce A. LeVahn 2008 Trust and Steven M. LeVahn (each individually, a “Shareholder” and, collectively, the “Shareholders”).

RECITALS

WHEREAS, this Agreement is made pursuant to the Stock Purchase Agreement (the “Acquisition Agreement”), dated as of the date hereof, by and among the Company and the Shareholders (the owners of all the outstanding shares of Minnesota Scientific, Inc., doing business as “Omni-Tract Surgical” (“Minnesota Scientific”));

WHEREAS, pursuant to the Acquisition Agreement, (a) Minnesota Scientific has been acquired by the Company (the “Acquisition”), (b) the Shareholders received cash and shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) on the Closing Date (as defined in the Acquisition Agreement), (c) the Shareholders will receive certain Common Stock on the Second Payment Date (as defined in the Acquisition Agreement), and (d) certain shares of Common Stock were deposited with the custodian of the Escrow Agent (as defined in the Acquisition Agreement) (the “Escrow Shares”).

WHEREAS, in connection with the consummation of the Acquisition, the parties desire to enter into this Agreement in order to grant certain registration rights to the Shareholders as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(c) “Holder” shall mean (i) each Shareholder, and (ii) and any person or entity holding Registrable Securities to whom the relevant rights under this Agreement have been transferred in accordance with the terms hereof, but solely in such Holder’s capacity as a stockholder of the Company (including, but not limited to, the Escrow Agent with respect to the Escrow Shares).

(d) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(e) “Registrable Securities” means (i) the shares of Common Stock issued to the Shareholders pursuant to the Acquisition Agreement as set forth on Schedule 1 attached hereto and (ii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that with respect to a particular Holder, such Holder’s shares of Common Stock shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a registration statement or Rule 144 under the Securities Act (in which case, only such shares of Common Stock sold by the Holder shall cease to be a Registrable Security); or (B) the date on which, in the opinion of counsel to the Company, such Registrable Securities become eligible for resale by the Holder under Rule 144 without volume or manner-of-sale restrictions.

(f) “Registration Expenses” shall mean all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration, but shall not include (x) Selling Expenses and (y) the compensation of regular employees of the Company, which compensation shall be paid in any event by the Company.

(g) “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(h) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders and fees and disbursements of counsel for any Holder.

2. Piggyback Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its Common Stock or other securities convertible or exchangeable into or exercisable for Common Stock under the Securities Act, either for its own account or the account of a security holder or holders, other than (i) a registration on Form S-8, (ii) a registration relating solely to employee benefit plans, (iii) a registration pursuant to any agreement between the Company and the holder of securities of the Company entered into prior to the date of this Agreement that would not permit Registrable Securities to be included in the registration or (iv) a registration on Form S-4 or other form which does not permit Registrable Securities to be included in the registration, the Company will give prompt written notice to each Holder of Registrable Securities of its intention to effect such a registration and subject to Section 2(c) below, will include in such registration, and in any underwriting involved therein, on the same terms and conditions as all other securities included in the registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company’s notice. If a Holder

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decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder will nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders of Registrable Securities as a part of the written notice given pursuant to Section 2(a). In such event, the right of any Holder to be included in a registration pursuant to this Section 2 shall be conditioned upon such Holder’s participation in the underwriting for such registration to the extent provided herein. All Holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding the foregoing, with respect to the underwriting agreement or any other documents reasonably required under such agreement, no Holder of Registrable Securities shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company.

(c) Priority on Piggyback Registrations. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders of Registrable Securities and other holders distributing their securities through such underwriting and the number of shares of securities that may be included in the registration and underwriting shall be allocated, subject to the rights of any holders of registration rights granted by the Company prior to the date of this Agreement, first to the Company and to any holders distributing their securities through such underwriting of Company securities pursuant to demand registration rights (to be allocated as determined by the Company); and second to all Holders of Registrable Securities and other holders distributing their securities through such underwriting in proportion, as nearly as practicable, to the respective amounts of securities requested to be included in such registration by such Holders or other holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder of Registrable Securities or other holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered at least ten (10) business days prior to the contemplated effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(d) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3 hereof.

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3. Expenses of Registration. All Registration Expenses (for the avoidance of doubt, excluding Selling Expenses) for the Stockholders for the piggyback registrations described in Section 2 shall be borne by the Company.

4. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will, as expeditiously as reasonably possible:

(a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred and twenty (120) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request in order to facilitate the disposition of such Registrable Securities owned by them.

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

(d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

(e) In the event of any underwritten public offering, enter into and perform its obligations under such customary agreements (including an underwriting agreement, in usual and customary form, with the managing underwriter of such offering) and take all such other customary actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. Subject to the limitations set forth in Section 5, each Holder participating in such underwriting shall also enter into and perform its obligations under such agreements (including an underwriting agreement).

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(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(g) Advise each Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

(h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, on the date or dates provided for in the underwriting agreement if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, covering such matters as such counsel, underwriters and the Holders may reasonably agree upon (including such matters as are customarily given to underwriters in an underwritten public offering), addressed to the underwriters, if any, and (ii) a letter or letters dated as of such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, covering such matters as such accountants, underwriters and Holders may reasonably agree upon.

(i) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(j) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(k) Make generally available to its security holders an earnings statement of the Company that satisfies the provisions of Section 11(a) of the Securities Act covering a period of 12 months beginning after the effective date of such registration statement no later than 45 days after the termination of such 12-month period.

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5. Indemnification.

(a) Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder, each of its equityholders, officers, directors, agents, employees, advisors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and any underwriter (as defined in the Securities Act) of offerings effected pursuant to this Agreement, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, as and when incurred, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including, without limitation, any of the foregoing incurred in settlement of any litigation, commenced or threatened (including attorneys’ fees and expenses), arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder of Registrable Securities, each of its equityholders, officers, directors, agents, employees, advisors and partners and each person controlling such Holder, any underwriter of offerings effected pursuant to this Agreement, if any, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to any such person in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein or the preparation thereof.

(b) Indemnification of the Company. To the extent permitted by law, each Holder of Registrable Securities will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally but not jointly, indemnify the Company, each of its directors, each of its officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder selling securities in such registration statement, each of such Holder’s officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, and such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for

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use therein or the preparation thereof; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, the liability of each Holder under this Section 5(b) shall be in proportion to and limited to an amount equal to the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

(c) Indemnification Procedures. Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such party’s expense, provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party’s counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest; provided, however, that in no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (excluding one local counsel per jurisdiction as necessary) for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same event, allegations or circumstances. The failure of any Indemnified Party to give written notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 except to the extent such failure to give such notice is materially adversely prejudicial to an Indemnifying Party in the defense of any such action. The Indemnified Party shall not make any settlement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (A) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party or (B) which includes an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) Contribution. If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other

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relevant equitable considerations; provided, however, the liability of each Holder under this Section 5(d) shall be in proportion to and limited to an amount equal to the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding anything contained in this Section 5, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered in connection with the underwritten public offering are in conflict with the provisions of this Section 5, the provisions of the underwriting agreement shall control.

(e) Survival. The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

6. Information by Holder. The Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2.

7. Rule 144 Reporting. At the request of any holder of Registrable Securities who proposes to sell securities in compliance with Rule 144 of the Securities Act, the Company agrees to use its commercially reasonable efforts to forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time.

8. No Transfer of Registration Rights. The rights to cause the Company to register securities granted to a Holder under Section 2 may not be assigned or transferred by such Holder without the prior written consent of the Company. Any attempted assignment or transfer in breach of this Section 8 shall be null and void.

9. Standoff Agreement. Each Holder hereby agrees that during the period of duration (not to exceed 180 days) specified by the Company and the managing underwriter of Common Stock of the Company following the effective date of the registration statement of the Company filed under the Securities Act, to the extent requested by the Company or such underwriter, not to, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration. Notwithstanding anything to the contrary contained in this Section 9, if (i) during the last 17 days of the initial lock-up period described above, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the initial lock-up period, the Company

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announces that it will release earnings results during the 15-day period following the last day of the initial lock-up period, then in each case the lock-up period described above will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the managing underwriters waive, in writing, such extension. If requested by such underwriter, each Holder agrees to execute a lock-up agreement in such form as the underwriter may reasonably propose. Any waiver of Holders’ obligations pursuant to this Section 9 shall apply to all Holders, on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder.

10. Termination. Any registration rights of the Holder granted pursuant to this Agreement shall terminate (if not already terminated as provided herein) and the Company shall have no obligations pursuant to this Agreement with respect to any Registrable Securities upon the earliest to occur of the following: (A) such Registrable Securities being sold pursuant to a registration statement or Rule 144 under the Securities Act; or (B) the date on which, in the opinion of counsel to the Company, all Registrable Securities held by such Holder are eligible for resale by the Holder under Rule 144 without volume or manner-of-sale restrictions.

11. Miscellaneous.

(a) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(b) Entire Agreement; Amendments; Waivers. This Agreement (including the schedules hereto) constitutes the full and entire understanding and agreement of the parties with regard to the subject matter hereof and supersedes all other agreements of the parties relating to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants regarding the subject matter hereof except as specifically set forth herein. No amendment, supplement or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision hereof, nor shall any such waiver constitute a continuing waiver unless expressly so provided therein.

(c) Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered in the manner and to the parties at the addresses set forth in the Acquisition Agreement.

(d) Governing Law; Jurisdiction. This Agreement shall be construed, governed and interpreted in accordance with the Laws of the State of Delaware, without regard to conflicts of laws principles. Each party irrevocably and unconditionally: (i) agrees that any dispute arising out of this Agreement shall be brought exclusively in any Chancery Court in the State of Delaware; (ii) consents to such jurisdiction; (iii) waives any objection to such venue and (iv) waives trial by jury in any Proceeding relating to this Agreement or the transactions contemplated hereby.

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(e) Specific Performance. Each party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause other parties to sustain damages for which such parties would not have an adequate remedy at law for money damages, and therefore each party hereto agrees that in the event of any such breach, such other parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such parties may be entitled, at law or in equity.

(f) Remedies Cumulative. All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such party.

(g) No Waiver. The failure of any party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power, or remedy or to demand such compliance.

(h) Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

(i) Acceptance of Signatures. The parties agree that this Agreement will be considered signed when the signature of a party is delivered by facsimile or electronic mail transmission. Such facsimile or electronic mail signature shall be treated in all respects as having the same effect as an original signature.

(j) Severability. If any portion of this Agreement shall be held to be invalid, unenforceable, void or voidable, or violative of applicable law, the remaining portions of this Agreement so far as they may practicably be performed shall remain in full force and effect and binding on the parties hereto.

(k) No Strict Construction. This Agreement has been prepared through the joint efforts of all of the parties. Neither the provisions of this Agreement nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this Agreement, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

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(l) Titles and Subtitles. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes. Unless otherwise specifically stated, all references herein to “sections,” and “exhibits” will mean “sections” of and “exhibits” to this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Piggyback Registration Rights Agreement as of the date and year first written above.

THE COMPANY:

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By: /s/ Gerard S. Carlozzi
Name: Gerard S. Carlozzi
Its:   Chief Operating Officer

SHAREHOLDERS:

/s/ Steven M. LeVahn
Steven M. LeVahn

THE BRUCE A. LEVAHN 2008 TRUST

By: /s/ George Heenan
Name: George Heenan
Title: Trustee

By: /s/ Thomas Gilliam
Name: Thomas Gilliam
Title: Trustee

By: /s/ Michael Evers
Name: Michael Evers
Title: Trustee

PIGGYBACK REGISTRATION RIGHTS AGREEMENT – SIGNATURE PAGE

Schedule 1

	Number of Shares of
	Common Stock excluding
Name of Shareholder	Escrow Shares	Number of Escrow Shares
Steven M. LeVahn	176,992	21,086
The Bruce A. LeVahn 2008 Trust	100,008	11,914

Schedule 1